UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2014

Illumina, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35406	33-0804655
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122
(Address of principal executive offices) (Zip code)
(858) 202-4500
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 of this Current Report on Form 8-K, on May 28, 2014, the stockholders of Illumina, Inc. (the "Company") approved an amendment to the Company’s Bylaws to establish the State of Delaware as the exclusive forum for the adjudication of certain disputes. In addition, the Company’s Board of Directors approved amendments to the Company’s Bylaws to reflect the separate roles of Chief Executive Officer and President.

The Bylaw amendment establishing the State of Delaware as the exclusive forum for the adjudication of certain disputes is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A in connection with the 2014 annual meeting of stockholders. The descriptions of the Bylaws and Bylaw amendments contained herein are qualified in their entirety by reference to the full text of the Bylaws, as amended by the Bylaw amendments, which is attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company's 2014 annual meeting of stockholders (the “Annual Meeting”) was held on May 28, 2014, at which the Company's stockholders voted upon and approved the following proposals:

1.
The election of Daniel M. Bradbury, Robert S. Epstein, M.D., and Roy A. Whitfield to our Board of Directors to hold office for three years until the annual meeting of stockholders in the year 2017 and the election of Francis A. deSouza to our Board of Directors to hold office for two years until the annual meeting of stockholders in the year 2016;

2.	The ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 28, 2014;

3.	On an advisory basis, the compensation paid to the Company's “named executive officers” as disclosed in the Company's Proxy Statement for the Annual Meeting; and

4.	Approval of an amendment to the Illumina, Inc. Bylaws to establish the State of Delaware as the exclusive forum for adjudication of certain disputes.

According to the inspector of elections, stockholders present in person or by proxy representing 118,110,642 shares of the Company's common stock voted on the proposals presented as follows:

Proposal 1	Votes regarding the election of four director nominees were:

	For	Withheld	Broker Non-Votes
Daniel M. Bradbury	103,299,210	6,780,430	8,051,957
Robert S. Epstein, M.D.	108,779,214	1,300,426	8,051,957
Roy A. Whitfield	108,748,970	1,330,670	8,051,957
Francis A. deSouza	107,184,110	2,895,530	8,051,957

Proposal 2	Votes regarding the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 28, 2014, were:

For	Against	Abstain	Broker Non-Votes
116,893,635	187,009	1,050,953	-

Proposal 3	Votes regarding the approval, on an advisory basis, of the compensation paid to the Company's “named executive officers” as disclosed in the Company's Proxy Statement for the Annual Meeting were:

For	Against	Abstain	Broker Non-Votes
96,022,461	12,775,055	1,282,124	8,051,957

Proposal 4	Votes regarding the approval of an amendment to the Illumina, Inc. Bylaws to establish the State of Delaware as the exclusive forum for adjudication of certain disputes were:

For	Against	Abstain	Broker Non-Votes
78,190,713	30,898,023	990,904	8,051,957

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit 3.2 Bylaws of Illumina, Inc., amended and restated as of May 28, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLUMINA, INC.
Date:	May 29, 2014	By:	/s/ CHARLES E. DADSWELL
Charles E. Dadswell
Senior Vice President, General Counsel and Secretary